UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2023

DERMTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38118	84-2870849
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12340 El Camino Real
San Diego, CA 92130
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code (858) 450-4222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DMTK	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

In its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 28, 2023 (the “Original Report”), DermTech, Inc. (the “Company”) reported, among other things, the separation of Todd Wood, its chief commercial officer, from the Company effective as of July 3, 2023 (the “Termination Date”). This Amendment No. 1 (this “Amendment”) to the Original Report is being filed to provide information about the compensatory arrangements related to the separation of Mr. Wood from the Company.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2023, the Company and Mr. Wood entered into a separation agreement (the “Separation Agreement”) pursuant to which Mr. Wood is entitled to receive (i) a one-time cash severance payment in the amount of $336,956.62, less applicable payroll withholdings, (ii) payment of COBRA premiums for a period of nine months following the end of the month of the Termination Date, and (iii) vesting of shares underlying outstanding equity awards that would otherwise vest and/or become exercisable within six months of the Termination Date. In addition, Mr. Wood has agreed to a customary general release of legal claims against the Company and to certain other covenants, including confidentiality and non‑disparagement obligations customary for agreements of this kind.

A copy of the Separation Agreement is filed as Exhibit 10.1 to this Amendment and is incorporated herein by reference. The foregoing description of the Separation Agreement is a summary only, does not purport to be complete, and is qualified in its entirety by the terms of the Separation Agreement.

Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

10.1*^	Separation Agreement by and between the Company and Todd Wood.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Management contract or compensatory plan or arrangement.
^	Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally a copy of any omitted exhibit or schedule upon request by the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DERMTECH, INC.

Date: July 13, 2023	By:	/s/ Kevin Sun
	Name:	Kevin Sun
	Title:	Chief Financial Officer